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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 19, 2002
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                                 First BanCorp.
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            (Exact name of registrant as specified in this charter)



         Puerto Rico                     001-14793              66-0561882
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
       incorporation)                                       Identification No.)


1519 Ponce De Leon Avenue, San Juan, Puerto Rico                     00908-0146
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (787) 729-8200
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ITEM 5.  OTHER EVENTS

         On April 19, 2002, FirstBank Puerto Rico, a wholly-owned subsidiary of First BanCorp., signed a Definitive Agreement to acquire JP Morgan Chase's Eastern Caribbean Region business in the U.S. Virgin Islands, British Virgin Islands and Barbados. This transaction includes the acquisition of the Assets of Chase Trade, Inc. and the purchase of all the outstanding shares of Chase Agency Services, Inc. The transactions contemplated in that Definitive Agreement are subject to regulatory approval.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                             FIRST BANCORP.



                                             By: /s/ Annie Astor-Carbonell
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                                                Annie Astor-Carbonell
                                                Senior Executive Vice President
                                                and Chief Financial Officer


Date:  April 24, 2002